Exhibit 10.2
Execution Copy

AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT
This AMENDMENT NO. 3 TO CREDIT AND SECURITY AGREEMENT, dated as of August 29, 2019 (this “Agreement”), is entered into by and among PTC THERAPEUTICS, INC., a Delaware corporation ( “Borrower”), MIDCAP FINANCIAL TRUST, as Agent (in such capacity, together with its successors and assigns, “Agent”), and the financial institutions or other entities from time to time parties to the Credit Agreement referenced below, each as a Lender.

RECITALS

A.Agent, Lenders and Borrower have entered into that certain Credit and Security Agreement, dated as of May 5, 2017 (as amended by that certain Amendment No. 1 and Limited Consent to Credit and Security Agreement, dated as of July 19, 2018, and that certain Amendment No. 2 to Credit and Security Agreement, dated as of August 7, 2019, the “Original Credit Agreement” and, as the same is amended hereby and as it may be further amended, modified, supplemented and restated from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to make certain advances of money and to extend certain financial accommodations to Borrower in the amounts and manner set forth in the Credit Agreement.

B.    Pursuant to Section 5.1 of the Original Credit Agreement, no Borrower will, or will permit any Subsidiary to, directly or indirectly, create, assume, incur or suffer to exist any Contingent Obligations, except for Permitted Contingent Obligations.
C.    Pursuant to Section 5.2 of the Original Credit Agreement, no Borrower will, or will permit any Subsidiary to, directly or indirectly, create, assume or suffer to exist any Lien on any asset now owned or hereafter acquired by it, except for Permitted Liens.
D.    Borrower has requested that Agent and Lenders amend the Original Credit Agreement to permit (a) the incurrence of Contingent Obligations in respect of the Landlord Letter of Credit (as defined below) and (b) the Lien of HSBC Bank USA, National Association in respect of the HSBC Cash Collateral Account (as defined below).
E.    Agent and Lenders constituting at least the Required Lenders have agreed to consent to such request, all in accordance with the terms and subject to the conditions set forth herein.
AGREEMENT
NOW, THEREFORE, in consideration of the foregoing, the terms and conditions set forth in this Agreement, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Agent, Required Lenders and Borrower hereby agree as follows:
1.Recitals. This Agreement shall constitute a Financing Document and the Recitals and each reference to the Credit Agreement, unless otherwise expressly noted, will be deemed to reference the Credit Agreement as amended hereby. The Recitals set forth above shall be construed as part of this Agreement as if set forth fully in the body of this Agreement and capitalized terms used but not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement (including those capitalized terms used in the Recitals hereto).

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2.    Amendments to Original Credit Agreement. Subject to the terms and conditions of this Agreement, including, without limitation, the condition to effectiveness set forth in Section 4 hereof, the Original Credit Agreement is hereby amended as follows:
(a)The definition of “Excluded Accounts” in Section 1.1 of the Original Credit Agreement is hereby amended by:
(i)    adding the following new clause (c):
“(c) the HSBC Cash Collateral Account;”

(ii)    renumbering existing clause (c) as new clause (d).
(b)    The definition of “Permitted Contingent Obligations” in Section 1.1 of the Original Credit Agreement is hereby amended by:
(i)    adding the following new clause (i):
“(i) Contingent Obligations arising under the Landlord Letter of Credit, so long as the aggregate amount of such Contingent Obligations do not exceed $7,875,000.”

(ii)    renumbering existing clause (i) as new clause (j) and replacing the reference therein to clause “(h)” with a reference to clause “(i)”
(c)    The definition of “Permitted Liens” in Section 1.1 of the Original Credit Agreement is hereby amended by:
(i)    adding the following new clause (o):
“(o) Liens in favor of HSBC Bank USA, National Association on the HSBC Cash Collateral Account and cash and Cash Equivalents deposited therein.”

(ii)    renumbering existing clause (o) as new clause (p).
(d)    Section 1.1 of the Original Credit Agreement is hereby amended by adding the following definitions in the appropriate alphabetical order therein:
““HSBC Cash Collateral Account” means that certain deposit account numbered 038023385 maintained at HSBC Bank USA, National Association containing cash and/or cash equivalents in an amount not to exceed 105% of the face amount of the Landlord Letter of Credit, solely to collateralize the obligations with respect to the Landlord Letter of Credit.”

““Landlord Letter of Credit” means Irrevocable Standby Documentary Credit No. SDCMTN575813 issued by HSBC Bank USA, National Association for the benefit of Bristol-Myers Squibb Company in the face amount of $7,500,000.”
3.    Representations and Warranties; Reaffirmation of Security Interest. Borrower hereby confirms that all of the representations and warranties set forth in the Credit Agreement are true and correct in all material respects (without duplication of any materiality qualifier in the text of

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such representation or warranty) with respect to Borrower as of the date hereof except to the extent that any such representation or warranty relates to a specific date in which case such representation or warranty shall be true and correct in all material respects as of such earlier date. Without limiting the foregoing, Borrower represents and warrants that prior to and after giving effect to the agreements set forth herein, no Default or Event of Default exists under any of the Financing Documents as of the date hereof. Nothing herein is intended to impair or limit the validity, priority or extent of Agent’s security interests in and Liens on the Collateral. Borrower acknowledges and agrees that the Credit Agreement, the other Financing Documents and this Agreement constitute the legal, valid and binding obligation of Borrower, and are enforceable against Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency or other similar laws relating to the enforcement of creditors’ rights generally and by general equitable principles.
4.    Effectiveness. This Agreement shall become effective as of the date on which Agent shall have received (including by way of facsimile or other electronic transmission) a duly authorized, executed and delivered counterpart of the signature page to this Agreement from Borrower, Agent and the Required Lenders.
5.    Release. In consideration of the agreements of Agent and Required Lenders contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Borrower, voluntarily, knowingly, unconditionally and irrevocably, with specific and express intent, for and on behalf of itself and all of its respective parents, subsidiaries, affiliates, members, managers, predecessors, successors, and assigns, and each of its respective current and former directors, officers, shareholders, agents, and employees, and each of its respective predecessors, successors, heirs, and assigns (individually and collectively, the “Releasing Parties”) does hereby fully and completely release, acquit and forever discharge each of Agent, Lenders, and each their respective parents, subsidiaries, affiliates, members, managers, shareholders, directors, officers and employees, and each of their respective predecessors, successors, heirs, and assigns (individually and collectively, the “Released Parties”), of and from any and all actions, causes of action, suits, debts, disputes, damages, claims, obligations, liabilities, costs, expenses and demands of any kind whatsoever, at law or in equity, whether matured or unmatured, liquidated or unliquidated, vested or contingent, choate or inchoate, known or unknown that the Releasing Parties (or any of them) has against the Released Parties or any of them (whether directly or indirectly), based in whole or in part on facts, whether or not now known, solely to the extent existing on or before the date hereof, that relate to, arise out of or otherwise are in connection with: (i) any or all of this Agreement, the other Financing Documents, and/or the transactions contemplated thereby or any actions or omissions in connection therewith or (ii) any aspect of the dealings or relationships between or among any Borrower, on the one hand, and any or all of the Released Parties, on the other hand, relating to any or all of the documents, transactions, actions or omissions referenced in clause (i) hereof, in each case, based in whole or in part on facts, whether or not now known, existing before the Third Amendment Effective Date; provided that the foregoing release shall not apply to (A) any material acts or omissions of, or any material breach by, any such Released Parties under this Agreement, (B) any claims or disputes solely between or among Released Parties or (C) the fraud, gross negligence, bad faith or willful misconduct of any Released Parties. Borrower acknowledges that the foregoing release is a material inducement to Agent’s and Required Lender’s decision to enter into this Agreement and agree to the modifications contemplated hereunder, and has been relied upon by Agent and Required Lenders in connection therewith.
6.    No Waiver or Novation. The execution, delivery and effectiveness of this Agreement shall not, except as expressly provided in this Agreement, operate as a waiver of any right, power or remedy of Agent, nor constitute a waiver of any provision of the Credit Agreement, the Financing Documents or any other documents, instruments and agreements executed or delivered in connection with any of the foregoing. Nothing herein is intended or shall be construed as a waiver of any existing

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Defaults or Events of Default under the Credit Agreement or the other Financing Documents or any of Agent’s rights and remedies in respect of such Defaults or Events of Default. This Agreement (together with any other document executed in connection herewith) is not intended to be, nor shall it be construed as, a novation of the Credit Agreement.
7.    Affirmation. Except as specifically amended pursuant to the terms hereof, Borrower hereby acknowledges and agrees that the Credit Agreement and all other Financing Documents (and all covenants, terms, conditions and agreements therein) shall remain in full force and effect, and are hereby ratified and confirmed in all respects by such Borrower. Borrower covenants and agrees to comply with all of the terms, covenants and conditions of the Credit Agreement and the Financing Documents, notwithstanding any prior course of conduct, waivers, releases or other actions or inactions on Agent’s or any Lender’s part which might otherwise constitute or be construed as a waiver of or amendment to such terms, covenants and conditions.
8.    Miscellaneous.
(a)    Reference to the Effect on the Credit Agreement. Upon the effectiveness of this Agreement, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of similar import shall mean and be a reference to the Credit Agreement, as amended by this Agreement. Except as specifically amended above, the Credit Agreement, and all other Financing Documents (and all covenants, terms, conditions and agreements therein), shall remain in full force and effect, and are hereby ratified and confirmed in all respects by Borrower.
(b)    GOVERNING LAW. THIS AGREEMENT AND ALL DISPUTES AND OTHER MATTERS RELATING HERETO OR THERETO OR ARISING THEREFROM (WHETHER SOUNDING IN CONTRACT LAW, TORT LAW OR OTHERWISE), SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES (OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW).
(c)     WAIVER OF JURY TRIAL. BORROWER, AGENT AND THE LENDERS PARTY HERETO HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. BORROWER, AGENT AND EACH LENDER ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. BORROWER, AGENT AND EACH LENDER WARRANTS AND REPRESENTS THAT IT HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT IT KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.
(d)    Incorporation of Credit Agreement Provisions. The provisions contained in Section 11.6 (Indemnification), Section 12.8 (Submission to Jurisdiction) and Section 12.14 (Expenses; Indemnity) of the Credit Agreement are incorporated herein by reference to the same extent as if reproduced herein in their entirety.
(e)    Headings. Section headings in this Agreement are included for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

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(f)    Counterparts. This Agreement may be signed in any number of counterparts, each of which shall be deemed an original and all of which when taken together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by facsimile or by electronic mail delivery of an electronic version (e.g., .pdf or .tif file) of an executed signature page shall be effective as delivery of an original executed counterpart hereof and shall bind the parties hereto.
(g)    Entire Agreement.    This Agreement constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.
(h)    Severability. In case any provision of or obligation under this Agreement shall be invalid, illegal or unenforceable in any applicable jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.
(i)     Successors/Assigns. This Agreement shall bind, and the rights hereunder shall inure to, the respective successors and assigns of the parties hereto, subject to the provisions of the Credit Agreement and the other Financing Documents.
[SIGNATURES APPEAR ON FOLLOWING PAGES]

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IN WITNESS WHEREOF, intending to be legally bound, the undersigned have executed this Agreement as of the day and year first hereinabove set forth.

BORROWER:	PTC THERAPEUTICS, INC. By: /s/ Mark Boulding Name: Mark Boulding Title: Executive VP and Chief Legal Officer

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AGENT:	MIDCAP FINANCIAL TRUST,

By:     Apollo Capital Management, L.P.,
its investment manager

By:    Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem________________________
Name: Maurice Amsellem
Title: Authorized Signatory

LENDERS:	MIDCAP FUNDING XIII TRUST

By:     Apollo Capital Management, L.P.,
its investment manager

By:     Apollo Capital Management GP, LLC,
its general partner

By: /s/ Maurice Amsellem________________________
Name: Maurice Amsellem
Title: Authorized Signatory

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LENDERS:        ELM 2016-1 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea_____________________________
Name: John O’Dea
Title: Authorized Signatory

ELM 2018-2 TRUST

By: MidCap Financial Services Capital Management, LLC, as Servicer

By: /s/ John O’Dea______________________________
Name: John O’Dea
Title: Authorized Signatory

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LENDERS:	FLEXPOINT MCLS SPV LLC

By: /s/ Daniel Edelman___________________________
Name: Daniel Edelman
Title: Vice President

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LENDERS:        APOLLO INVESTMENT CORPORATION

By: Apollo Investment Management, L.P., as Advisor
By: ACC Management, LLC, as its General Partner

By: /s/ Joseph D. Glatt__________________________
Name: Joseph D. Glatt
Title: Vice President

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